SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  June 5, 2002

                             Insightful Corporation
                             ----------------------
             (Exact name of Registrant as specified in its charter)



           Delaware               02-020992            04-2842217
           --------               ---------            ----------
(State or other jurisdiction     (Commission         (IRS Employer
      of Incorporation)          File number)      Identification No.)


           1700 Westlake Ave N. #500           98109-3044
              Seattle, Washington              ----------
             (Address of principal             (Zip Code)
              executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code



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Item 5.  Other Events
---------------------

     On June 5, 2002, Insightful Corporation, a Delaware corporation, issued a press release dated June 5, 2002, relating to the election of Samuel R. Meshberg as Chairman of the Board of Directors. The press release is attached as Exhibit
99.1 and is incorporated into this current report by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(c)  Exhibits
-------------

Exhibit No.     Exhibit

99.1            Press Release dated June 5, 2002.

                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INSIGHTFUL CORPORATION



June 6, 2002                       By:  /s/ Sarwat H. Ramadan
                                        --------------------------
                                        Sarwat H. Ramadan
                                        Vice President, Chief Financial Officer,
                                        Treasurer and Secretary

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.     Exhibit

99.1            Press Release dated June 5, 2002.

                                                                    EXHIBIT 99.1
                                                                    ------------

Contact:   Judy McOstrich
           Insightful Corporation
           206-283-8802 ext. 356
           jmcostrich@insightful.com

                       SAMUEL MESHBERG ELECTED CHAIRMAN OF
                   INSIGHTFUL CORPORATION'S BOARD OF DIRECTORS


SEATTLE-JUNE 5, 2002-Insightful Corporation (NASDAQ:IFUL), a leading provider of enterprise software solutions for search and analysis of numbers, text, and images, today announced the Board of Directors has elected Samuel R. Meshberg chairman.

Meshberg is the single largest shareholder of Insightful and has been a member of the Board since February 2001.

"I am honored to accept the role of chairman," said Meshberg. "And I am excited about the future of this business."

"This enables me to exclusively focus on achieving our strategic and operational objectives," said Javid, Insightful's president and CEO. "I look forward to working closely with Sam in his new role." Javid has been with Insightful since 1996, and has been CEO and a member of the Board since February 2001.


ABOUT INSIGHTFUL

Insightful Corporation (NASDAQ: IFUL) provides enterprises with scalable data analysis solutions that drive better decisions faster by revealing patterns, trends and relationships. The company is a leading supplier of software and services for statistical data mining, business analytics, knowledge management, and information retrieval enabling clients to gain intelligence from numerical data, text, and images.


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Insightful products include InFact(TM), Insightful Miner, S-PLUS(R),
StatServer(R), S-PLUS Analytic Server(TM) and VisiMine(TM).   Insightful
consulting services provide specialized expertise and proven processes for the design, development and deployment of customized solutions. The company has been delivering industry-leading, high-ROI solutions for fifteen years to thousands of companies in financial services, pharmaceuticals, biotechnology, telecommunications, manufacturing, plus government and research institutions.



Headquartered in Seattle, Insightful has offices in New York City, North Carolina, France, Germany, Switzerland, and the United Kingdom with distributors around the world. For more information, visit www.insightful.com, email info@insightful.com, or call 1-206-283-8802.

                                      # # #


================================================================================
NOTE  TO  INVESTORS  -  FORWARD  LOOKING  STATEMENTS

This release contains forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, but not limited to, our ability to penetrate new vertical and end-user markets, our ability to introduce new products in a timely fashion, market acceptance of our products, fluctuation of our operating results, and our ability to adequately protect our intellectual property. Please refer to the cautionary statements appearing in our most recent annual report filed with the Securities and Exchange Commission for a discussion of these and other various factors that could cause
Insightful's actual results to differ materially from those discussed in forward-looking statements.

Insightful, the Insightful logo, "intelligence from data", 'human-like intelligence", InFact, S-PLUS Analytic Server and VisiMine are trademarks of Insightful Corporation. S-PLUS and StatServer are registered trademarks of Insightful Corporation. Other trademarks mentioned are the property of their respective owners.


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